Sirius International Insurance Group, Ltd.
Investor Financial Supplement
June 30, 2020
(Unaudited)
This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Sirius International Insurance Group, Ltd., including its Quarterly Report on Form 10-Q for the quarter ended June 30, 2020.

Sirius International Insurance Group, Ltd.
Basis of Presentation and Cautionary Statements
BASIS OF PRESENTATION AND NON-GAAP FINANCIAL MEASURES:
Sirius International Insurance Group, Ltd. (the “Company”) is a Bermuda exempted company whose principal businesses are conducted through its wholly-owned insurance and reinsurance subsidiaries and other affiliates (collectively with the Company, “Sirius Group,” “we,” “our” and “us”). Sirius Group provides multi-line insurance and reinsurance on a worldwide basis.
We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting Sirius Group’s results, management has included and discussed non-GAAP financial measures: Tangible book value, Tangible book value per common share, and Operating (loss) attributable to common shareholders. The Company believes that these non-GAAP financial measures, which may be defined and calculated differently by other companies, better explain and enhance the understanding of the Company’s results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles in the United States of America (‘‘GAAP’’).  A reconciliation of Tangible book value, Tangible book value per common share and Operating (loss) attributable to common shareholders to the most comparable GAAP measures is included in the attached financial information in accordance with Regulation G.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:
This financial supplement may contain forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995, including statements about the success of the outcome of the strategic review process, the completion of Sirius Group's pending merger with Third Point Reinsurance Ltd. and the potential benefits of the merger. You can identify forward-looking statements by the use of forward-looking terminology such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “target,” “continue,” “could,” “may,” “might,” “will,” “possible,” “potential,” “predict,” “should,” “would,” “seeks,” “likely,” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current expectations of the management of Sirius Group and speak only as of the date of this document. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following:

•	the continued impact of the COVID-19 pandemic on Sirius Group’s business, operations and loss reserve estimates;

•	the effect of judicial, legislative and regulatory actions to address and contain the impact of COVID-19;

•	the uncertainty as to the estimate of ultimate industry loss claims;

•	the general economic conditions and market conditions in the markets in which Sirius Group operates;

•	Sirius Group's exposure to unpredictable catastrophic and casualty events and unexpected accumulations of attritional losses;

•	increased competition from existing insurers and reinsurers and from alternative capital providers, such as insurance-linked funds and collateralized special purpose insurers;

•	decreased demand for Sirius Group's insurance or reinsurance products, consolidation and cyclical changes in the insurance and reinsurance industry;

•
the inherent uncertainty of estimating loss and loss adjustment expenses reserves, including asbestos and environmental reserves, and the possibility that such reserves may be inadequate to cover Sirius Group's ultimate liability for losses;

•	a decline in or withdrawal of Sirius Group’s operating subsidiaries' ratings with rating agencies;

•
the exposure of Sirius Group's investments to interest rate, credit, equity risks and market volatility, which may limit Sirius Group's net income and may affect the adequacy of its capital and liquidity;

•	losses related to cyber-attacks on Sirius Group's information technology systems;

•
the impact of various risks associated with transacting business in foreign countries, including foreign currency exchange-rate risk and political risks on investments in, and revenues from, Sirius Group's operations outside the U.S.;

•	the possibility that Sirius Group may become subject to additional onerous governmental or regulatory requirements or fail to comply with applicable regulatory and solvency requirements;

•
Sirius Group's significant deferred tax assets may become materially impaired as a result of insufficient taxable income or a reduction in applicable corporate tax rates or other change in applicable tax law;

•	a decrease in the fair value of Global A&H and/or Sirius Group’s intangible assets may result in future impairments;

•	the limited liquidity and trading of the Company’s securities;

•
China Minsheng Investment Group Corp., Ltd. ("CMIG") and CMIG International Holding Pte. Ltd.’s status as a direct and indirect majority shareholder, including their affiliates' liquidity issues, and actions taken by CMIG, CMIG International Holding Pte. Ltd. or any other parties in interest in connection with such liquidity issues including ownership changes;

•	Sirius Group’s status as a publicly traded company, foreign private issuer and controlled company;

•	the consequences of the written resolution of Sirius Group's majority shareholder which may prohibit the Board of Sirius Group from issuing any form of equity without shareholder approval;

•
the impact of lawsuits initiated by minority shareholders, including lawsuits claiming that they are being unfairly oppressed by Sirius Group's majority shareholder or lawsuits claiming a right of redemption of the Series B preference shares; and

•
other risks identified in Sirius Group’s Annual Report on Form 10-K for the year ended December 31, 2019, subsequent Quarterly Reports on Form 10-Q and other filings with the U.S. Securities and Exchange Commission.

Should one or more of these risks or uncertainties materialize, or should any of the assumptions made by the management of Sirius Group prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Except as required by applicable law or regulation, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other circumstances after the date of this financial supplement.

Sirius International Insurance Group, Ltd.
Key Performance Indicators

	Three months ended June 30,		Six months ended June 30,
(Expressed in millions of U.S. dollars, except share and per share information)	2020	2019	2020	2019
Key Underwriting Metrics:
Underwriting income (loss) (1)	$15.1	($19.8)	($90.0)	$9.6
Combined ratio (2)	95.9%	105.4%	111.2%	98.7%

Key Investment Return Metrics:
Net investment income	$14.8	$24.4	$28.3	$44.5
Total return on investments:
U.S. dollars	3.0%	1.7%	0.4%	3.6%
Local currencies	2.4%	1.5%	0.5%	3.6%

Selected Financial Data:
Net (loss) income attributable to common shareholders	($13.6)	$6.6	($111.7)	$101.9
Operating (loss) attributable to common shareholders (3)	($17.1)	($19.4)	($117.4)	($0.5)
Return on equity (4)	(0.9)%	0.4%	(6.8)%	6.0%
Book value per common share	$13.18	$15.47	$13.18	$15.47
Tangible book value per common share (5)	$8.39	$10.59	$8.39	$10.59
Change in book value per common share	3.1%	0.6%	(7.4)%	4.5%
Change in Tangible book value per common share (5)	5.3%	1.1%	(10.6)%	7.5%

(1)
Underwriting income (loss) is calculated as net earned insurance and reinsurance premiums less loss and loss adjustment expenses, insurance and reinsurance acquisition expenses, and other underwriting expenses.

(2)	The combined ratio is calculated by combining the loss ratio, the acquisition expense ratio, and the other underwriting expense ratio.

(3)
Operating (loss) attributable to common shareholders is a non-GAAP financial measure. See the accompanying Reconciliation of Non-GAAP Financial Measures for an explanation and calculation of Operating (loss) attributable to common shareholders.

(4)	Return on equity is calculated by dividing Net (loss) income attributable to Sirius Group's common shareholders for the period by beginning common shareholders’ equity.

(5)
Tangible book value per common share is a non-GAAP financial measure. See the accompanying Reconciliation of Non-GAAP Financial Measures for an explanation and calculation of Tangible book value per common share.

Sirius International Insurance Group, Ltd.
Consolidated Statements of (Loss) Income
For the Three and Six Months Ended June 30, 2020 and 2019

	Three months ended June 30,		Six months ended June 30,
(Expressed in millions of U.S. dollars)	2020	2019	2020	2019
Revenues
Net earned insurance and reinsurance premiums	$369.8	$370.7	$804.5	$682.6
Net investment income	14.8	24.4	28.3	44.5
Net realized investment gains	7.1	15.6	27.4	24.6
Net unrealized investment gains (losses)	8.7	15.5	(35.1)	89.5
Net foreign exchange (losses) gains	(16.1)	(0.6)	2.4	4.5
Other revenue	10.2	15.4	14.5	35.0
Total revenues	394.5	441.0	842.0	880.7
Expenses
Loss and loss adjustment expenses	240.3	278.0	667.4	461.9
Insurance and reinsurance acquisition expenses	78.1	77.0	152.8	140.3
Other underwriting expenses	36.3	35.5	74.3	70.8
General and administrative expenses	23.9	28.2	56.0	52.6
Intangible asset amortization expenses	4.0	4.0	7.9	7.9
Interest expense on debt	7.9	8.0	15.7	15.6
Total expenses	390.5	430.7	974.1	749.1
Pre-tax income (loss)	4.0	10.3	(132.1)	131.6
Income tax (expense) benefit	(11.2)	(2.1)	3.6	(19.3)
Net (loss) income	(7.2)	8.2	(128.5)	112.3
Loss (income) attributable to non-controlling interests	0.2	(0.8)	—	(1.2)
(Loss) income attributable to Sirius Group	(7.0)	7.4	(128.5)	111.1
Change in carrying value of Series B preference shares	(6.6)	(0.8)	16.8	(9.2)
Net (loss) income attributable to Sirius Group's common shareholders	($13.6)	$6.6	($111.7)	$101.9

Sirius International Insurance Group, Ltd.
Consolidated Statements of Comprehensive Income (Loss)
For the Three and Six Months Ended June 30, 2020 and 2019

	Three months ended June 30,		Six months ended June 30,
(Expressed in millions of U.S. dollars)	2020	2019	2020	2019
Comprehensive (loss) income
Net (loss) income	($7.2)	$8.2	($128.5)	$112.3
Other comprehensive income (loss)
Change in foreign currency translation, net of tax	57.0	1.1	(6.4)	(26.7)
Total other comprehensive income (loss)	57.0	1.1	(6.4)	(26.7)
Comprehensive income (loss)	49.8	9.3	(134.9)	85.6
Net loss (income) attributable to non-controlling interests	0.2	(0.8)	—	(1.2)
Comprehensive income (loss) attributable to Sirius Group	$50.0	$8.5	($134.9)	$84.4

Sirius International Insurance Group, Ltd.
Consolidated Balance Sheets

(Expressed in millions of U.S. dollars)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Assets
Fixed maturity investments, trading at fair value	$1,904.7	$1,732.1	$1,681.0	$1,771.4	$1,815.7
Short-term investments, at fair value	1,038.8	1,041.8	1,085.2	989.3	882.9
Equity securities, trading at fair value	149.9	366.6	405.2	384.3	387.8
Other long-term investments, at fair value	368.1	355.5	346.8	368.4	379.9
Cash	186.7	140.5	136.3	145.8	116.8
Restricted cash	18.0	15.3	14.3	14.0	13.7
Total investments and cash	3,666.2	3,651.8	3,668.8	3,673.2	3,596.8
Accrued investment income	11.0	10.9	11.2	11.5	13.3
Insurance and reinsurance premiums receivable	871.7	964.2	730.1	842.6	861.3
Reinsurance recoverable on unpaid losses	442.2	444.2	410.3	392.9	357.4
Reinsurance recoverable on paid losses	106.1	85.7	73.9	55.2	69.8
Funds held by ceding companies	254.7	260.5	293.9	236.8	237.6
Ceded unearned insurance and reinsurance premiums	201.9	245.5	162.0	173.8	188.1
Deferred acquisition costs	159.1	168.2	148.2	155.2	158.8
Deferred tax asset	179.7	171.0	166.7	162.8	174.4
Accounts receivable on unsettled investment sales	34.4	35.2	6.7	12.9	2.0
Goodwill	400.8	400.8	400.8	400.4	400.6
Intangible assets	171.9	175.9	179.8	183.8	187.7
Other assets	153.8	143.7	161.4	164.0	171.4
Assets held for sale	10.5	—	—	—	—
Total assets	$6,664.0	$6,757.6	$6,413.8	$6,465.1	$6,419.2
Liabilities
Loss and loss adjustment expense reserves	$2,515.1	$2,519.6	$2,331.5	$2,186.4	$2,023.3
Unearned insurance and reinsurance premiums	874.5	979.2	708.0	807.7	879.5
Ceded reinsurance payable	314.9	332.8	244.7	250.4	256.9
Funds held under reinsurance treaties	145.3	148.0	169.1	135.9	126.6
Deferred tax liability	207.9	183.5	205.9	208.6	229.7
Debt	684.9	664.8	685.2	670.3	685.9
Accounts payable on unsettled investment purchases	11.3	53.0	2.3	34.7	2.6
Other liabilities	181.7	200.4	201.3	189.1	186.3
Total liabilities	4,935.6	5,081.3	4,548.0	4,483.1	4,390.8
Mezzanine equity
Series B preference shares	206.2	199.6	223.0	236.0	241.3
Common shareholders' equity
Common shares	1.2	1.2	1.2	1.2	1.2
Additional paid-in surplus	1,102.4	1,100.1	1,098.2	1,097.0	1,093.5
Retained earnings	660.0	673.7	778.5	915.8	918.5
Accumulated other comprehensive (loss)	(243.9)	(300.9)	(237.5)	(271.4)	(229.1)
Total common shareholders' equity	1,519.7	1,474.1	1,640.4	1,742.6	1,784.1
Non-controlling interests	2.5	2.6	2.4	3.4	3.0
Total equity	1,522.2	1,476.7	1,642.8	1,746.0	1,787.1
Total liabilities, mezzanine equity, and equity	$6,664.0	$6,757.6	$6,413.8	$6,465.1	$6,419.2

Sirius International Insurance Group, Ltd.
Consolidated Statements of Shareholders’ Equity

	Year to date for the period ended,
(Expressed in millions of U.S. dollars)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Common shares
Balance at beginning of period	$1.2	$1.2	$1.2	$1.2	$1.2
Balance at end of period	1.2	1.2	1.2	1.2	1.2
Additional paid-in surplus
Balance at beginning of period	1,098.2	1,098.2	1,089.1	1,089.1	1,089.1
Share compensation expense	4.2	1.9	9.1	7.9	4.5
Other, net	—	—	—	—	(0.1)
Balance at end of period	1,102.4	1,100.1	1,098.2	1,097.0	1,093.5
Retained earnings
Balance at beginning of period	778.5	778.5	816.6	816.6	816.6
Cumulative effect of an accounting change	(6.8)	(6.8)	—	—	—
Balance at beginning of period, as adjusted	771.7	771.7	816.6	816.6	816.6
Net (loss) income	(128.5)	(121.3)	(45.6)	104.7	112.3
Income attributable to non-controlling interest	—	(0.2)	(1.7)	(1.6)	(1.2)
Change in carrying value of Series B preference shares	16.8	23.4	9.2	(3.9)	(9.2)
Other, net	—	0.1	—	—	—
Balance at end of period	660.0	673.7	778.5	915.8	918.5
Accumulated other comprehensive (loss)
Balance at beginning of period	(237.5)	(237.5)	(202.4)	(202.4)	(202.4)
Accumulated net foreign currency translation (losses)
Balance at beginning of period	(237.5)	(237.5)	(202.4)	(202.4)	(202.4)
Net change in foreign currency translation	(6.4)	(63.4)	(35.1)	(69.0)	(26.7)
Balance at end of period	(243.9)	(300.9)	(237.5)	(271.4)	(229.1)
Balance at the end of period	(243.9)	(300.9)	(237.5)	(271.4)	(229.1)
Total common shareholders' equity	1,519.7	1,474.1	1,640.4	1,742.6	1,784.1
Non-controlling interests	2.5	2.6	2.4	3.4	3.0
Total equity	$1,522.2	$1,476.7	$1,642.8	$1,746.0	$1,787.1

Sirius International Insurance Group, Ltd.
Consolidated Statements of (Loss) Income – Segment Results Format
For the Three and Six Months Ended June 30, 2020 and 2019

	Three months ended June 30,		Six months ended June 30,
(Expressed in millions of U.S. dollars)	2020	2019	2020	2019
Underwriting Results:
Gross written premiums	$322.6	$487.1	$1,140.2	$1,109.4
Net written premiums	$306.0	$401.7	$935.9	$886.5
Net earned insurance and reinsurance premiums	$369.8	$370.7	$804.5	$682.6
Loss and allocated loss adjustment expenses (“LAE”)	(228.0)	(266.8)	(642.1)	(441.3)
Insurance and reinsurance acquisition expenses	(78.1)	(77.0)	(152.8)	(140.3)
Technical profit	63.7	26.9	9.6	101.0
Unallocated LAE	(12.3)	(11.2)	(25.3)	(20.6)
Other underwriting expenses	(36.3)	(35.5)	(74.3)	(70.8)
Underwriting income (loss)	15.1	(19.8)	(90.0)	9.6
Service fee revenue	11.4	16.6	36.3	41.9
General and administrative expenses, MGU + Runoff & Other	(12.4)	(16.0)	(28.1)	(33.0)
Underwriting income (loss), including net service fee income	14.1	(19.2)	(81.8)	18.5
Net investment income	14.8	24.4	28.3	44.5
Net realized investment gains	7.1	15.6	27.4	24.6
Net unrealized investment gains (losses)	8.7	15.5	(35.1)	89.5
Net foreign exchange (losses) gains	(16.1)	(0.6)	2.4	4.5
Other revenue	(1.2)	(1.2)	(21.8)	(6.9)
General and administrative expenses	(11.5)	(12.2)	(27.9)	(19.6)
Intangible asset amortization expenses	(4.0)	(4.0)	(7.9)	(7.9)
Interest expense on debt	(7.9)	(8.0)	(15.7)	(15.6)
Pre-tax income (loss)	4.0	10.3	(132.1)	131.6
Income tax (expense) benefit	(11.2)	(2.1)	3.6	(19.3)
Net (loss) income	(7.2)	8.2	(128.5)	112.3
Loss (income) attributable to non-controlling interests	0.2	(0.8)	—	(1.2)
(Loss) income attributable to Sirius Group	(7.0)	7.4	(128.5)	111.1
Change in carrying value of Series B preference shares	(6.6)	(0.8)	16.8	(9.2)
Net (loss) income attributable to Sirius Group's common shareholders	$(13.6)	$6.6	$(111.7)	$101.9

Sirius International Insurance Group, Ltd.
Consolidated Underwriting Results by Segment

	Three Months Ended June 30, 2020
(Expressed in millions of U.S. dollars)	Global Reinsurance	Global A&H	U.S. Specialty	Runoff & Other	Corporate Eliminations	Total
Gross written premiums	$213.5	$83.7	$25.5	($0.1)	$—	$322.6
Net written premiums	$220.5	$62.0	$23.8	($0.3)	$—	$306.0
Net earned insurance and reinsurance premiums	$240.9	$113.2	$15.2	$0.5	$—	$369.8
Loss and allocated LAE	(148.5)	(69.6)	(10.4)	0.5	—	(228.0)
Insurance and reinsurance acquisition expenses	(53.7)	(31.5)	(3.4)	0.3	10.2	(78.1)
Technical profit	38.7	12.1	1.4	1.3	10.2	63.7
Unallocated LAE	(5.2)	(0.6)	(0.1)	(1.7)	(4.7)	(12.3)
Other underwriting expenses	(20.5)	(6.7)	(2.9)	(1.5)	(4.7)	(36.3)
Underwriting income (loss)	13.0	4.8	(1.6)	(1.9)	0.8	15.1
Service fee revenue	—	23.1	—	—	(11.7)	11.4
Managing general underwriter unallocated LAE	—	(6.2)	—	—	6.2	—
Managing general underwriter other underwriting expenses	—	(4.7)	—	—	4.7	—
General and administrative expenses, MGU + Runoff & Other	—	(11.0)	—	(1.4)	—	(12.4)
Underwriting income (loss), including net service fee income	$13.0	$6.0	($1.6)	($3.3)	$—	$14.1

Underwriting ratios (1) (2)
Loss ratio	63.8%	62.0%	69.1%	NM	NM	65.0%
Acquisition expense ratio	22.3%	27.8%	22.4%	NM	NM	21.1%
Other underwriting expense ratio	8.5%	5.9%	19.1%	NM	NM	9.8%
Combined ratio	94.6%	95.7%	110.6%	NM	NM	95.9%
(1) Underwriting ratios are calculated by dividing the related expense by net earned insurance and reinsurance premiums.
(2) Ratios considered not meaningful (“NM”) to Runoff & Other and Corporate Eliminations.

Sirius International Insurance Group, Ltd.
Consolidated Underwriting Results by Segment

	Six Months Ended June 30, 2020
(Expressed in millions of U.S. dollars)	Global Reinsurance	Global A&H	U.S. Specialty	Runoff & Other	Corporate Eliminations	Total
Gross written premiums	$678.8	$345.8	$46.3	$69.3	$—	$1,140.2
Net written premiums	$565.9	$262.7	$39.0	$68.3	$—	$935.9
Net earned insurance and reinsurance premiums	$475.9	$231.1	$28.0	$69.5	$—	$804.5
Loss and allocated LAE	(405.7)	(149.9)	(18.1)	(68.4)	—	(642.1)
Insurance and reinsurance acquisition expenses	(104.6)	(62.3)	(6.4)	(0.1)	20.6	(152.8)
Technical (loss) profit	(34.4)	18.9	3.5	1.0	20.6	9.6
Unallocated LAE	(10.2)	(2.3)	(0.2)	(2.5)	(10.1)	(25.3)
Other underwriting expenses	(41.8)	(12.3)	(8.1)	(2.4)	(9.7)	(74.3)
Underwriting (loss) income	(86.4)	4.3	(4.8)	(3.9)	0.8	(90.0)
Service fee revenue	—	59.0	—	—	(22.7)	36.3
Managing general underwriter unallocated LAE	—	(12.2)	—	—	12.2	—
Managing general underwriter other underwriting expenses	—	(9.7)	—	—	9.7	—
General and administrative expenses, MGU + Runoff & Other	—	(25.2)	—	(2.9)	—	(28.1)
Underwriting (loss) income, including net service fee income	($86.4)	$16.2	($4.8)	($6.8)	$—	($81.8)

Underwriting ratios (1) (2)
Loss ratio	87.4%	65.9%	65.4%	NM	NM	83.0%
Acquisition expense ratio	22.0%	27.0%	22.9%	NM	NM	19.0%
Other underwriting expense ratio	8.8%	5.3%	28.9%	NM	NM	9.2%
Combined ratio	118.2%	98.2%	117.2%	NM	NM	111.2%
(1) Underwriting ratios are calculated by dividing the related expense by net earned insurance and reinsurance premiums.
(2) Ratios considered not meaningful (“NM”) to Runoff & Other and Corporate Eliminations.

Sirius International Insurance Group, Ltd.
Segment Data – Quarterly
Global Reinsurance

(Expressed in millions of U.S. dollars)	Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q2 2019
Gross written premiums	$213.5	$465.3	$230.4	$256.3	$317.1
Net written premiums	220.5	345.4	182.7	202.6	266.7
Net earned insurance and reinsurance premiums	240.9	235.0	261.1	249.5	244.9
Loss and allocated LAE	(148.5)	(257.2)	(272.6)	(261.7)	(188.5)
Insurance and reinsurance acquisition expenses	(53.7)	(50.9)	(49.8)	(54.3)	(50.0)
Technical profit (loss)	38.7	(73.1)	(61.3)	(66.5)	6.4
Unallocated LAE	(5.2)	(5.0)	(3.2)	(8.4)	(4.7)
Other underwriting expenses	(20.5)	(21.3)	(20.5)	(20.8)	(21.6)
Underwriting income (loss)	$13.0	($99.4)	($85.0)	($95.7)	($19.9)

Underwriting ratios (1)
Loss ratio	63.8%	111.6%	105.6%	108.3%	78.9%
Acquisition expense ratio	22.3%	21.7%	19.1%	21.8%	20.4%
Other underwriting expense ratio	8.5%	9.1%	7.9%	8.3%	8.8%
Combined ratio	94.6%	142.4%	132.6%	138.4%	108.1%
(1) Underwriting ratios are calculated by dividing the related expense by net earned insurance and reinsurance premiums.

Sirius International Insurance Group, Ltd.
Segment Data – Quarterly
Global A&H

(Expressed in millions of U.S. dollars)	Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q2 2019
Gross written premiums	$83.7	$262.1	$133.9	$137.4	$152.8
Net written premiums	62.0	200.7	98.0	104.6	120.6
Net earned insurance and reinsurance premiums	113.2	117.9	113.3	115.1	118.8
Loss and allocated LAE	(69.6)	(80.3)	(72.7)	(63.6)	(71.8)
Insurance and reinsurance acquisition expenses	(31.5)	(30.8)	(30.7)	(32.5)	(36.0)
Technical profit	12.1	6.8	9.9	19.0	11.0
Unallocated LAE	(0.6)	(1.7)	(1.9)	(2.0)	(2.0)
Other underwriting expenses	(6.7)	(5.6)	(4.9)	(6.8)	(5.9)
Underwriting income (loss)	4.8	(0.5)	3.1	10.2	3.1
Service fee revenue	23.1	35.9	26.6	31.0	30.3
MGU unallocated LAE	(6.2)	(6.0)	(3.6)	(4.3)	(5.3)
MGU other underwriting expenses	(4.7)	(5.0)	(2.3)	(3.7)	(4.8)
MGU General and administrative expenses	(11.0)	(14.2)	(20.6)	(15.1)	(15.0)
Underwriting income, including net service fee income	$6.0	$10.2	$3.2	$18.1	$8.3

Underwriting ratios (1)
Loss ratio	62.0%	69.6%	65.8%	57.0%	62.1%
Acquisition expense ratio	27.8%	26.1%	27.1%	28.2%	30.3%
Other underwriting expense ratio	5.9%	4.7%	4.3%	5.9%	5.0%
Combined ratio	95.7%	100.4%	97.2%	91.1%	97.4%
(1) Underwriting ratios are calculated by dividing the related expense by net earned insurance and reinsurance premiums.

Sirius International Insurance Group, Ltd.
Segment Data – Quarterly
U.S. Specialty

(Expressed in millions of U.S. dollars)	Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q2 2019
Gross written premiums	$25.5	$20.8	$15.8	$17.9	$16.0
Net written premiums	23.8	15.2	12.1	14.3	14.1
Net earned insurance and reinsurance premiums	15.2	12.8	9.4	9.1	6.7
Loss and allocated LAE	(10.4)	(7.7)	(9.0)	(8.2)	(4.1)
Insurance and reinsurance acquisition expenses	(3.4)	(3.0)	(1.9)	(2.0)	(1.8)
Technical profit (loss)	1.4	2.1	(1.5)	(1.1)	0.8
Unallocated LAE	(0.1)	(0.1)	(0.2)	(0.1)	(0.1)
Other underwriting expenses	(2.9)	(5.2)	(3.0)	(2.7)	(2.1)
Underwriting (loss)	($1.6)	($3.2)	($4.7)	($3.9)	($1.4)

Underwriting ratios (1)
Loss ratio	69.1%	60.9%	97.9%	91.2%	62.7%
Acquisition expense ratio	22.4%	23.4%	20.2%	22.0%	26.9%
Other underwriting expense ratio	19.1%	40.6%	31.9%	29.7%	31.3%
Combined ratio	110.6%	124.9%	150.0%	142.9%	120.9%
(1) Underwriting ratios are calculated by dividing the related expense by net earned insurance and reinsurance premiums.

Sirius International Insurance Group, Ltd.
Segment Data – Quarterly
Runoff & Other

(Expressed in millions of U.S. dollars)	Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q2 2019
Gross written premiums	($0.1)	$69.4	($0.5)	$2.1	$1.2
Net written premiums	(0.3)	68.6	1.0	0.8	0.3
Net earned insurance and reinsurance premiums	0.5	69.0	1.0	0.5	0.3
Loss and allocated LAE	0.5	(68.9)	2.6	(0.9)	(2.4)
Insurance and reinsurance acquisition expenses	0.3	(0.4)	(0.3)	(0.1)	(1.8)
Technical profit (loss)	1.3	(0.3)	3.3	(0.5)	(3.9)
Unallocated LAE	(1.7)	(0.8)	(0.1)	(0.2)	(0.2)
Other underwriting expenses	(1.5)	(0.9)	(1.3)	(1.4)	(1.1)
Underwriting (loss) income	(1.9)	(2.0)	1.9	(2.1)	(5.2)
General and administrative expenses	(1.4)	(1.5)	(0.7)	(1.2)	(1.0)
Underwriting (loss) income, including net service fee income	($3.3)	($3.5)	$1.2	($3.3)	($6.2)

Sirius International Insurance Group, Ltd.
Gross Written Premiums by Segment

		Three months ended				Six months ended
(Expressed in millions of U.S. dollars)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	44012	43646
Global Reinsurance
Property Catastrophe Excess Reinsurance	$70.1	$169.7	$15.5	$42.3	$78.8	$239.8	$244.1
Casualty Reinsurance	50.4	64.8	44.3	63.5	45.4	115.2	96.1
Agriculture Reinsurance	35.2	11.3	6.8	8.0	42.6	46.5	55.2
Other Property	34.7	155.3	105.8	103.6	115.0	190.0	268.3
Marine & Energy	7.7	18.3	4.5	6.1	6.5	26.0	20.9
Aviation & Space	6.4	23.8	40.3	20.4	17.1	30.2	34.4
Trade Credit	5.5	18.3	12.2	11.5	10.3	23.8	30.0
Contingency	3.5	3.8	1.0	0.9	1.4	7.3	3.1
Total	213.5	465.3	230.4	256.3	317.1	678.8	752.1

Global A&H	83.7	262.1	133.9	137.4	152.8	345.8	322.1

U.S. Specialty
Workers' Compensation	20.7	14.8	5.3	10.6	10.7	35.5	21.8
Environmental	3.6	5.1	7.4	4.8	3.9	8.7	8.3
Surety	1.2	0.9	3.1	2.5	1.4	2.1	2.5
Total	25.5	20.8	15.8	17.9	16.0	46.3	32.6

Runoff & Other	(0.1)	69.4	(0.5)	2.1	1.2	69.3	2.6

Total	$322.6	$817.6	$379.6	$413.7	$487.1	$1,140.2	$1,109.4

Sirius International Insurance Group, Ltd.
Net Earned Insurance and Reinsurance Premiums by Segment

		Three months ended				Six months ended
(Expressed in millions of U.S. dollars)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	June 30, 2020	June 30, 2019
Global Reinsurance
Other Property	$84.3	$86.9	$90.1	$86.8	$90.8	$171.2	$181.4
Casualty Reinsurance	52.6	54.3	48.7	50.8	45.6	106.9	81.5
Property Catastrophe Excess Reinsurance	46.8	47.4	65.6	49.4	51.9	94.2	96.0
Agriculture Reinsurance	21.3	4.6	16.5	23.8	22.1	25.9	27.3
Aviation & Space	15.3	19.3	20.3	18.0	14.3	34.6	28.9
Trade Credit	11.1	12.7	12.6	12.7	11.2	23.8	22.0
Marine & Energy	6.5	7.0	5.9	6.6	7.7	13.5	16.2
Contingency	3.0	2.8	1.4	1.4	1.3	5.8	2.9
Total	240.9	235.0	261.1	249.5	244.9	475.9	456.2

Global A&H	113.2	117.9	113.3	115.1	118.8	231.1	214.9

U.S. Specialty
Workers' Compensation	11.9	9.8	6.8	6.8	4.6	21.7	7.1
Surety	1.7	1.6	1.4	1.3	1.3	3.3	2.3
Environmental	1.6	1.4	1.2	1.0	0.8	3.0	1.4
Total	15.2	12.8	9.4	9.1	6.7	28.0	10.8

Runoff & Other	0.5	69.0	1.0	0.5	0.3	69.5	0.7

Total	$369.8	$434.7	$384.8	$374.2	$370.7	$804.5	$682.6

Sirius International Insurance Group, Ltd.
Net Investment Income

	Three months ended					Six months ended
(Expressed in millions of U.S. dollars)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	June 30, 2020	June 30, 2019
Fixed maturity investments	$11.1	$10.3	$12.1	$12.8	$13.1	$21.4	$27.2
Short-term investments	1.3	3.3	3.8	4.1	4.8	4.6	7.9
Equity securities	2.1	2.6	2.7	2.7	7.1	4.7	9.8
Other long-term investments	3.1	0.2	1.9	5.2	3.2	3.3	7.1
Total investment income	17.6	16.4	20.5	24.8	28.2	34.0	52.0
Investment expenses	(2.8)	(2.9)	(3.1)	(2.0)	(3.8)	(5.7)	(7.5)
Net investment income	$14.8	$13.5	$17.4	$22.8	$24.4	$28.3	$44.5

Sirius International Insurance Group, Ltd.
Investment Holdings – Cost to Fair Value Reconciliation

	June 30, 2020
(Expressed in millions of U.S. dollars)	Cost or amortized cost	Gross unrealized gains	Gross unrealized losses	Net foreign currency gains	Fair value	Percentage
Fixed Maturity Investments
Corporate debt securities	$468.2	$9.8	($0.8)	$6.5	$483.7	13.9%
Asset-backed securities	737.4	5.2	(18.5)	(0.9)	723.2	20.8%
Residential mortgage-backed securities	403.6	22.3	(0.8)	3.1	428.2	12.3%
U.S. government and government agency	105.5	1.2	(0.1)	(2.1)	104.5	3.0%
Commercial mortgage-backed securities	96.2	2.5	(2.3)	0.1	96.5	2.8%
Non-U.S. government and government agency	50.4	0.3	(0.2)	(0.4)	50.1	1.4%
Preferred stocks	14.8	2.3	(0.3)	—	16.8	0.5%
U.S. States, municipalities and political subdivision	1.6	0.1	—	—	1.7	0.0%
Total fixed maturity investments	1,877.7	43.7	(23.0)	6.3	1,904.7	54.7%
Equity securities
Investment grade fixed income mutual funds	1.4	0.1	0.0	0.1	1.6	0.0%
Common stocks	189.3	39.7	(68.2)	0.7	161.5	4.7%
Other (1)	(12.6)	0.3	(0.9)	—	(13.2)	(0.4)%
Total equity securities	178.1	40.1	(69.1)	0.8	149.9	4.3%
Total fixed maturity and equity securities	2,055.8	83.8	(92.1)	7.1	2,054.6	59.0%
Other long-term investments
Hedge funds and private equity funds	259.0	43.3	(20.3)	7.9	289.9	8.4%
Limited liability companies and private equity securities	65.7	18.0	(8.5)	3.0	78.2	2.3%
Total other long-term investments	324.7	61.3	(28.8)	10.9	368.1	10.7%
Short-term investments (2)	1,053.7	0.2	—	(5.8)	1,048.1	30.3%
Total investments	$3,434.2	$145.3	($120.9)	$12.2	$3,470.8	100.0%

(1) Sirius Group engaged in short selling of certain equity securities for which settlement was pending as of June 30, 2020.
(2) Balance includes $9.2 million of investments classified as held-for-sale as of June 30, 2020.

Sirius International Insurance Group, Ltd.
Investment Holdings – Quarterly
Investment Type

	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Cash and investment holdings
Fixed maturity investments
Corporate debt securities	13.2%	12.2%	12.9%	14.9%	16.8%
Asset-backed securities	19.7%	14.4%	13.3%	13.8%	14.2%
Residential mortgage-backed securities	11.7%	12.9%	12.0%	10.7%	11.1%
U.S. government and government agency	2.8%	3.5%	3.0%	4.4%	4.4%
Commercial mortgage-backed securities	2.6%	2.6%	2.4%	2.8%	3.0%
Non-U.S. government and government agency	1.4%	1.7%	1.7%	1.0%	0.8%
Preferred stocks	0.5%	0.2%	0.4%	0.5%	0.1%
U.S. States, municipalities and political subdivision	0.0%	0.0%	0.1%	0.1%	0.1%
Total fixed maturity investments	51.9%	47.5%	45.8%	48.2%	50.5%
Equity securities
Investment grade fixed income mutual funds	0.0%	5.3%	4.8%	4.2%	4.2%
Common stocks	4.4%	5.0%	6.1%	6.3%	6.5%
Other	-0.4%	-0.3%	0.1	0.0%	0.1%
Total equity securities	4.0%	10.0%	11.0%	10.5%	10.8%
Total fixed maturity and equity securities	55.9%	57.5%	56.8%	58.7%	61.3%
Other long-term investments
Hedge funds and private equity funds	7.9%	7.7%	7.4%	7.8%	8.1%
Limited liability companies and private equity securities	2.1%	2.1%	2.1%	2.2%	2.4%
Total other long-term investments	10.0%	9.8%	9.5%	10.0%	10.5%
Short-term investments	28.5%	28.5%	29.6%	26.9%	24.6%
Total investments	94.4%	95.8%	95.9%	95.6%	96.4%
Cash and restricted cash	5.6%	4.2%	4.1%	4.4%	3.6%
Total cash and invested assets	100.0%	100.0%	100.0%	100.0%	100.0%

Sirius International Insurance Group, Ltd.
Investment Holdings – Quarterly
Credit Quality and Maturity Profile

	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Credit Quality of Fixed Maturities
AAA	41.3%	34.0%	33.3%	32.4%	32.9%
AA	37.6%	45.4%	43.1%	41.8%	41.1%
A	11.4%	12.0%	13.0%	14.6%	15.3%
BBB	5.4%	5.1%	5.7%	6.8%	7.4%
Other	4.3%	3.5%	4.9%	4.4%	3.3%
Total fixed maturity investments	100.0%	100.0%	100.0%	100.0%	100.0%

Maturity Profile of Fixed Maturities
Due in one year or less	6.9%	6.5%	5.3%	9.2%	11.2%
Due after one year through five years	24.0%	25.8%	29.2%	29.0%	29.7%
Due after five years through ten years	2.3%	2.7%	2.7%	2.4%	2.9%
Due after ten years	0.4%	1.6%	1.5%	1.8%	0.0%
Mortgage-backed and asset-backed securities	65.5%	63.0%	60.3%	56.6%	56.1%
Preferred stocks	0.9%	0.4%	1.0%	1.0%	0.1%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

Sirius International Insurance Group, Ltd.
Impact of Foreign Currency Translation

	Three months ended					Six months ended
(Expressed in millions of U.S. dollars)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	44012	43646
Net realized investment gains - foreign currency(1)	$5.4	$11.1	$15.9	$14.0	$9.6	$16.5	$20.5
Net unrealized investment (losses) gains - foreign currency(2)	(65.8)	52.7	(57.4)	33.9	(7.2)	(13.1)	17.8
Net realized and unrealized investment (losses) gains - foreign currency	(60.4)	63.8	(41.5)	47.9	2.4	3.4	38.3
Net foreign exchange (losses) gains - foreign currency translation(3)	(10.9)	12.0	(0.1)	9.0	0.9	1.1	5.0
Net foreign exchange (losses) gains - currency swaps(3)	(3.3)	6.0	(1.9)	3.7	1.4	2.7	2.4
Net foreign exchange (losses) gains - currency forwards(3)	(1.0)	0.5	0.4	(7.8)	(3.0)	(0.5)	(3.0)
Net foreign exchange (losses) - currency options(3)	(0.1)	—	—	—	—	(0.1)	—
Net foreign exchange (losses) - currency futures(3)	(0.7)	—	—	—	—	(0.7)	—
Income tax benefit (expense)	3.5	(1.4)	0.8	(0.8)	1.1	2.1	0.9
Total foreign currency remeasurement (losses) gains recognized through net (loss) income, after tax	(72.9)	80.9	(42.3)	52.0	2.8	8.0	43.6
Change in foreign currency translation on investments recognized through other comprehensive income (loss), after tax	93.6	(94.6)	66.0	(67.8)	(0.1)	(1.0)	(41.8)
Change in foreign currency translation on non-investment net liabilities recognized through other comprehensive income (loss), after tax	(36.6)	31.2	(32.1)	25.5	1.2	(5.4)	15.1
Total foreign currency translation gains (losses) recognized through other comprehensive income (loss), after tax	57.0	(63.4)	33.9	(42.3)	1.1	(6.4)	(26.7)
Total foreign currency (losses) gains recognized in comprehensive income (loss), after tax	($15.9)	$17.5	($8.4)	$9.7	$3.9	$1.6	$16.9
(1) Component of Net realized investment gains on the Consolidated Statements of (Loss) Income
(2) Component of Net unrealized investment gains (losses) on the Consolidated Statements of (Loss) Income
(3) Component of Net foreign exchange (losses) gains on the Consolidated Statements of (Loss) Income

Sirius International Insurance Group, Ltd.
Net Realized and Unrealized Investment Gains (Losses)

	Three months ended					Six months ended
(Expressed in millions of U.S. dollars)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	June 30, 2020	June 30, 2019
Gross realized gains	$57.4	$42.0	$36.2	$22.1	$26.9	$99.4	$41.0
Gross realized (losses)	(50.3)	(21.7)	(19.4)	(6.8)	(11.3)	(72.0)	(16.4)
Net realized gains (losses) on investments(1)(2)	7.1	20.3	16.8	15.3	15.6	27.4	24.6
Net unrealized gains (losses) on investments(3)(4)	8.7	(43.8)	(62.8)	53.9	15.5	(35.1)	89.5
Net realized and unrealized gains (losses) on investments	$15.8	($23.5)	($46.0)	$69.2	$31.1	($7.7)	$114.1

(1)
Includes $5.4 million, $11.1 million, $15.9 million, $14.0 million and $9.6 million of realized gains due to foreign currency for the three months ended June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, and June 30, 2019, respectively.

(2)	Includes $16.5 million and $20.5 million of realized gains due to foreign currency for the six months ended June 30, 2020 and 2019, respectively.

(3)
Includes $(65.8) million, $52.7 million, $(57.4) million, $33.9 million and $(7.2) million of unrealized (losses) gains due to foreign currency for the three months ended June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, and June 30, 2019, respectively.

(4)	Includes $(13.1) million and $17.8 million of unrealized (losses) gains due to foreign currency for the six months ended June 30, 2020 and 2019, respectively.

Sirius International Insurance Group, Ltd.
Book Value Per Common Share and Tangible Book Value Per Common Share

(Expressed in millions of U.S. dollars except share and per share amounts)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019

Total common shareholders’ equity (A)	$1,519.7	$1,474.1	$1,640.4	$1,742.6	$1,784.1	$1,773.0

Goodwill	(400.8)	(400.8)	(400.8)	(400.4)	(400.6)	(400.7)
Intangible Assets	(171.9)	(175.9)	(179.8)	(183.8)	(187.7)	(191.6)
Net deferred tax liability on intangible assets	20.1	21.2	22.8	24.0	25.0	26.0
Tangible book value (1) numerator (B)	$967.1	$918.6	$1,082.6	$1,182.4	$1,220.8	$1,206.7

Denominator:
Common shares outstanding (C)	115,299,341	115,299,341	115,299,341	115,299,342	115,296,918	115,262,303

Book value per common share (A)/(C)	$13.18	$12.78	$14.23	$15.11	$15.47	$15.38
Tangible book value per common share (1) (B)/(C)	$8.39	$7.97	$9.39	$10.26	$10.59	$10.47

(1)
Tangible book value and Tangible book value per common share are non-GAAP financial measures. See the accompanying Reconciliation of Non-GAAP Financial Measures for an explanation and calculation of Tangible book value and Tangible book value per common share.

Sirius International Insurance Group, Ltd.
Basic and Diluted Earnings Per Share

	Three months ended		Six months ended
(Expressed in millions of U.S. dollars except for share and per share amounts)	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Numerator:
Net (loss) income	($7.2)	$8.2	($128.5)	$112.3
Less: Income attributable to non-controlling interests	0.2	(0.8)	—	(1.2)
Adjustment of Series B preference carrying value	(6.6)	(0.8)	16.8	(9.2)
Net (loss) income available for dividends out of undistributed earnings	(13.6)	6.6	(111.7)	101.9
Less: Earnings attributable to Series B preference shares	—	(0.6)	—	(9.5)
Net (loss) income available to Sirius Group’s common shareholders	(13.6)	6.0	(111.7)	92.4
Adjustment of Series B preference carrying value	—	—	(16.8)	9.2
Net (loss) income available to Sirius Group’s common shareholders on a fully diluted basis	($13.6)	$6.0	($128.5)	$101.6

Denominator:
Weighted average shares outstanding for basic earnings per share	115,278,176	115,243,685	115,269,720	115,212,772
Weighted average shares outstanding for diluted earnings per share	115,278,176	115,796,367	127,171,390	127,542,402
Earnings per share
Basic earnings per share	($0.12)	$0.05	($0.97)	$0.80
Diluted earnings per share	($0.12)	$0.05	($1.01)	$0.80

Sirius International Insurance Group, Ltd.
Return on Common Shareholders’ Equity – Consecutive Quarters

	Three months ended					Six months ended
(Expressed in millions of U.S. dollars)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	June 30, 2020	June 30, 2019
Beginning common shareholders' equity	$1,474.1	$1,640.4	$1,742.6	$1,784.1	$1,773.0	$1,640.4	$1,704.5
Net (loss) income attributable to common shareholders	($13.6)	($98.1)	($137.3)	($2.7)	$6.6	($111.7)	$101.9

Return on beginning common shareholders' equity	-0.9%	-6.0%	-7.9%	-0.2%	0.4%	-6.8%	6.0%

Sirius International Insurance Group, Ltd.
Reserves for Unpaid Losses and Loss Adjustment Expenses

	Three months ended		Six months ended
(Expressed in millions of U.S. dollars)	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Gross beginning balance	$2,519.6	$1,976.3	$2,331.5	$2,016.7
Less: beginning reinsurance recoverable on unpaid losses	(444.2)	(349.3)	(410.3)	(350.2)
Net loss and LAE reserve balance	2,075.4	1,627.0	1,921.2	1,666.5
Losses and LAE incurred relating to:
Current year losses	239.1	214.1	662.0	381.4
Prior years losses	1.2	63.9	5.4	80.5
Total net incurred losses and LAE	240.3	278.0	667.4	461.9
Foreign currency translation adjustment to net loss and LAE reserves	13.2	3.4	(8.6)	—
Accretion of fair value adjustment to net loss and LAE reserves	—	0.1	—	0.1
Loss and LAE paid relating to:
Current year losses	24.5	120.9	67.6	157.1
Prior years losses	231.5	121.7	439.5	305.5
Total loss and LAE payments	256.0	242.6	507.1	462.6
Net ending balance	2,072.9	1,665.9	2,072.9	1,665.9
Plus ending reinsurance recoverable on unpaid losses	442.2	357.4	442.2	357.4
Gross ending balance	$2,515.1	$2,023.3	$2,515.1	$2,023.3

Sirius International Insurance Group, Ltd.
Reconciliation of Non-GAAP Financial Measures

Tangible book value and Tangible book value per common share

Tangible book value and Tangible book value per common share are non-GAAP financial measures. Tangible book value and Tangible book value per common share are useful to investors because they measure the realizable value of shareholder returns, excluding the impact of goodwill, intangible assets, and net deferred liability on intangible assets.

Tangible book value is derived by subtracting Goodwill, Intangible assets and Net deferred tax liability on intangible assets from book value. Tangible book value per common share is derived by dividing Tangible book value by the common shares outstanding.

The reconciliations to Total common shareholders’ equity and Book value per common share, the most directly comparable GAAP measures, are presented in the table below.

	June 30,	December 31,
(Expressed in millions of U.S. dollars, except share and per share amounts)	2020	2019
Common shares outstanding	115,299,341	115,299,341

Total common shareholders’ equity	$1,519.7	$1,640.4
Goodwill	(400.8)	(400.8)
Intangible assets	(171.9)	(179.8)
Net deferred tax liability on intangible assets	20.1	22.8
Tangible book value	$967.1	$1,082.6

Book value per common share	$13.18	$14.23
Tangible book value per common share	$8.39	$9.39

Sirius International Insurance Group, Ltd.
Reconciliation of Non-GAAP Financial Measures
Operating (loss) attributable to common shareholders
The Company uses Operating (loss) attributable to common shareholders as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its core performance. Operating (loss) attributable to common shareholders as used herein differs from net (loss) income attributable to common shareholders, which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments, net foreign exchange gains (losses) and the associated income tax expense or benefit. The Company’s management believes that Operating (loss) attributable to common shareholders is useful to investors because it is more reflective of the Company’s core business, as it removes the variability arising from fluctuations in the Company’s fixed maturity investment portfolio, equity investments trading, investments-related derivatives, and net foreign exchange gains (losses) and the associated income tax expense or benefit of those fluctuations. The following is a reconciliation of net (loss) income attributable to common shareholders to Operating (loss) attributable to common shareholders:

	Three months ended June 30,		Six months ended June 30,
(Expressed in millions of U.S. dollars)	2020	2019	2020	2019
Net (loss) income attributable to common shareholders	($13.6)	$6.6	($111.7)	$101.9
Adjustment for net realized and unrealized (gains) losses on investments	(15.8)	(31.1)	7.7	(114.1)
Adjustment for net foreign exchange losses (gains)	16.1	—	(2.4)	(5.1)
Adjustment for income tax (benefit) expense (1)	(3.8)	5.1	(11.0)	16.8
Operating (loss) attributable to common shareholders	($17.1)	($19.4)	($117.4)	($0.5)
(1) Adjustment for income tax (benefit) expense represents the income tax (benefit) expense associated with the adjustment for net realized and unrealized losses (gains) on investments and the income tax (benefit) expense associated with the adjustment for net foreign exchange gains. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.